Exhibit No. 10.1
Form 8-K
Synthetic Blood International, Inc.
File No. 2-31909


                     OFFSHORE SECURITIES PURCHASE AGREEMENT

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1033 AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS THE SECURITIES ARE REGISTERED UNDER THE SECURITIES ACT OF 1933, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 IS AVAILABLE.

         This Offshore Securities Purchase Agreement (this "Agreement") is made by Synthetic Blood International, Inc., a New Jersey corporation (the "Company"), and the purchaser identified on the signature pages hereto, including its successors and assigns, (the "Buyer").

         WHEREAS, this Agreement is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended, (the "1933 Act"), and

         WHEREAS, this Agreement has been executed by the undersigned in connection with the sale by the Company of up to

         o 10,000,000 A Units of the Company at a price of $0.30 per A Unit, each Unit consisting of one share of common stock, par value $0.01 ("Common Stock") and one Series A Warrant in the form attached hereto as Exhibit A to purchase one share of Common Stock at an exercise price of $0.49 per share ("Series A Warrant"), and

         o 100,000 B Units of the Company at a price of $0.30 per B Unit, each B Unit consisting of thirty-four Series B Warrants in the form attached hereto as Exhibit B, each to purchase one share of Common Stock at an exercise price of $0.60 per share ("Series B Warrant"), and thirty-four Series C Warrants in the form attached hereto as Exhibit C, each to purchase one share of Common Stock at an exercise price of $0.60 per share ("Series C Warrant"), and

         WHEREAS, A Units, B Units, and Common Stock underlying the Series A Warrants, Series B Warrants, and Series C Warrants (collectively the "Securities") are being purchased from the Company pursuant to Rule 903 of Regulation S (Capitalized terms used in this Agreement and not defined herein shall have the meanings given to them in Regulation S).

         NOW, THEREFORE, in consideration of the foregoing recitals and the terms and conditions hereinafter set forth the parties hereto agree as follows:

1.       SUBSCRIPTION

         (a) The Buyer hereby subscribes for and purchases:

                  (i)      ________________________ A Units at $0.30 per Unit or
                           a total purchase price of $__________ (U.S.); and/ or

                  (ii)     ________________________ B Units at $0.30 per Unit or
                           a total purchase price of $__________________ (U.S.).

         (b) Buyer has deposited the purchase price by delivering good funds in United States Dollars to the Company.

2. BUYER'S REPRESENTATIONS. Buyer represents and warrants to the Company as follows:

         (a) Buyer is not a U.S. Person and Buyer was not formed for the purpose of investing in securities which have not been registered under the 1933 Act in reliance upon Regulation S by or for the benefit of a U.S. person.

         (b) At the time the buy order was originated, Buyer was outside the United States.

         (c) No offer to sell or purchase the A Units or B Units was made in the United States.

         (d) Buyer has not engaged in nor will engage in any "Directed Selling Efforts," i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased by the Buyer.

         (e) Buyer is purchasing the Securities for its own account and for investment purposes and not with the view towards distribution or for the account of a U.S. Person.

         (f) All subsequent offers and sales of the Securities shall be made in compliance with Regulation S and/or pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration under the 1933 Act. Unless registered for sale under the 1933 Act, the Securities will not be resold to U.S. Persons or within the United States until after the end of a one year restricted period commencing on the date of closing of the purchase of the Securities and otherwise in compliance with Rule 904 of Regulation S.

         (g) The Securities are being offered and sold to Buyer in reliance on Regulation S and the Company is relying upon the truth and accuracy of Buyer's representations and warranties in order to justify such reliance in connection with the sale of the Securities to Buyer.

         (h) Buyer has received and reviewed the Company's annual report on Form 10-K for the fiscal year ended April 30, 2003, quarterly reports on Form 10-Q for the fiscal quarters ended July 31, 2003, October 31, 2003, and January 31, 2004, and current reports on Form 8-K filed with the Securities and Exchange Commission on September 26 and November 11, 2003, and has had an opportunity to ask questions of and receive information from the Company and its executive officers and has availed itself of such opportunity to the fullest extent desired by Buyer.

3 COMPANY REPRESENTATIONS. The Company represents and warrants to Buyer as follows:

         (a) The Company is required to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). The Company is a "reporting issuer" as defined by Rule 902 of Regulation S. The Company is current in its reporting obligations with the Securities and Exchange Commission. The Company's common stock is listed on the Over the Counter Bulletin Board under the symbol SYBD.

         (b) The Company is incorporated in the state of New Jersey and is in good standing as of the date of this Agreement. The Company's Federal Identification Number is 22-3067701.

         (c) The Company has not offered the securities which are the subject of this transaction to any person in the United States, any identifiable groups of U.S. citizens abroad, or to any U.S. Person as that term is defined in Regulation S.

         (d) At the time the buy order was originated, the Company and/or its agents reasonably believed Buyer was outside of the United States and was not a U.S. Person.

         (e) The Company and/or its agents reasonably believe that the transaction has not been pre-arranged with a buyer in the United States.

         (f) The Company has not engaged in nor will engage in any "Directed Selling Efforts," i.e., any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Securities being purchased by the Buyer.

         (g) The Securities when issued and delivered will be duly and validly authorized and issued, fully paid and non-assessable and will not subject the holders thereof to personal liability by reason of being such holders. There are no preemptive rights of any shareholders of the Company. The Securities are free and clear of any security interest, liens, claims, or other encumbrances.

         (h) The Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

4. EXEMPTION; RELIANCE ON REPRESENTATION.

         (a) Buyer understands that the offer and sale of the Shares are not being registered under the 1933 Act. The Company is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S as an exemption from registration for this transaction between the Company and the Buyer. Buyer agrees that the Securities can not be sold except in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the 1933 Act.

         (b) Buyer agrees that the Securities are "restricted securities" as defined in SEC Rule 144(a)(3). The Company is bound by this Agreement to refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the 1933 Act, or pursuant to an available exemption from registration.

5. TRANSFER AGENT INSTRUCTIONS.

         The Company will deliver or cause to be delivered to the Buyer upon receipt of this Agreement and the subscription payment certificates and instruments representing the Securities in the name of Buyer. All certificates and instruments shall bear appropriate restrictive legends to the effect that no transfer of the Securities may be made except in compliance with the provisions of Regulation S. The Company and Buyer agree that the Company's transfer agent is hereby directed and authorized to refuse to register any transfer of the Securities that is not made in accordance with the provisions of Regulation S.

6. REGISTRATION RIGHTS.

         Attached hereto as Exhibit D is the Registration Rights Agreement pursuant to which the Company agrees to register certain of the Securities for resale by the Buyer.

7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.. Buyer understands that the Company's obligation to sell the Securities is condition upon:

         (a) The receipt and acceptance by the Company of this Subscription Agreement executed by Buyer, and

         (b) Delivery to the Company of good funds as payment in full for the purchase of the Securities.

8. GOVERNING LAW.

         This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, United States of America. A facsimile transmission of this signed agreement shall be legal and binding to all parties hereto.

9. MODIFICATION.

         This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements among them concerning such subject matter, and may be modified only by a written instrument duly executed by each party with the approval of their respective boards of directors.

10. NON-ASSIGNABLE.

         This Agreement is not assignable or transferable to any other party.

11. ATTORNEY FEES.

         Buyer shall be responsible for his own legal fees in connection with the execution and negotiation of this Agreement. If any action at law or equity, including an action for declaratory judgment is filed, or if an arbitration proceeding is brought to enforce or interpret the terms, covenants or provisions of this Agreement, each party agrees to bear their own attorneys' fees and costs.

12. FORM OF OWNERSHIP. Please indicate the form of ownership that the Buyer Subscriber desires for the Securities:

                           ____     Individual
                           ____     Joint Tenants with Right of Survivorship
                           ____     Tenants in Common
                           ____     Community Property
                           ____     Trust
                           ____     Corporation
                           ____     Partnership
                           ____     Other:_____________________________

         IN WITNESS WHEREOF, this Offshore Securities Purchase Agreement was duly executed on the date first written below.

         Dated this _________ day of the month of ________________________ 2004.

Buyer:

_______________________________________________
Print Name of Buyer



By:____________________________________________

_______________________________________________
Print Name and Title  of Signer

_______________________________________________
Address

_______________________________________________
City

_______________________________________________
Country



Accepted this _________ day of the month of ______________________________ 2004.


SYNTHETIC BLOOD INTERNATIONAL, INC.



By:____________________________________
    Robert Nicora, President